PDL BioPharma™

Company Overview

June 2010









Key Information

- Company: PDL BioPharma
- Ticker: PDLI (NASDAQ)
- Location: Incline Village, Nevada
- Employees: Less than 10
- 2009 Revenues: $318 million
- 2009 Expenses: $21 million
- 2009 Dividends: $0.50/share, $0.50/share, $1.67/share
- 2010 Dividends: $0.50/share on April 1st[1] and $0.50/share on October 1st[2]
- Shares O/S[3]: 119,674,377
- Avg. Daily Vol.: ~3.2 million shares

1. Record holders as of March 15th; 2. Record holders as of September 15th; 3. Not fully diluted

PDL BioPharma

Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- The outcome of pending litigation, interferences or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Overview of PDL BioPharma

Company Background

- **PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases**
- **PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements**
- **Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai**

PDL BioPharma

Humanizing Antibodies


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Mission

- Manage patent portfolio
- Manage license agreements
- Optimize return for shareholders

PDL BioPharma™

2009 Performance

- **PDL is a highly profitable company with revenue in 2009 of $318 million and fewer than 10 employees**

- **PDL is domiciled in the State of Nevada where there is no state corporate income tax**

- **PDL's mission is to improve shareholder return**
  - We paid three dividends of $0.50/share in April, $0.50/share in October and $1.67/share in December totaling $2.67 in 2009
  - Our goal is to pay dividends annually & we have declared two dividends of $0.50 each/share in 2010
  - We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses in 2010

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

Royalty Revenue

Royalty Revenue & Licensed Products



PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma

Royalties: When Licensed Product is Made or Sold

- PDL's revenues consist of royalties generated on sales of licensed products
  - Sold before the expiration of the Queen et al. patents in 2013/14

    or

  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Cell Culture
3 mos
Purification to Concentrated Bulk/Frozen
1mo
Quality Release Testing
1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

Genentech/Roche Royalties *

Product Made in US	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Product Made and Sold Ex-US	
All Sales	3.0%

** Excludes royalties for Actemra / RoActemra*

- Genentech/Roche commercialized products include Avastin, Herceptin, Lucentis and Xolair which generated $14 billion total sales in 2009
  - In 2009, only 12% of Genentech/Roche royalties were ex-US manufactured and sold products
  - In H1-2010, 24% of Genentech/Roche sales was ex-US manufactured and sold products
- Average royalty rate on all Genentech/Roche products under Genentech license was 1.69% in 2009

Genentech/Roche—Future Manufacturing

- Roche has begun to move some manufacturing ex-US
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) plant will be operational in late 2010
    - Currently, all Lucentis is made in US
  - Production at Penzburg (Herceptin) and Basel (Avastin) plants
- Roche says it will complete global restructuring of manufacturing in 2010



80%
70%
60%
50%
40%
30%
20%
10%
0%
47%
0%
50%
5%
49%
27%
70%
22%
70%
43%
70%
47%
4Q09
1Q10
2Q10
4Q09
1Q10
2Q10
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sale

PDL BioPharma

Genentech/Roche - Future Royalty Products

- In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees of $1.8 million

- Genentech can convert the exercised options into license agreements by identifying the target antigen if certain other conditions are met

- Genentech/Roche has a number of humanized antibodies in Phase 2/3
  - ***Pertuzumab***: HER2+ breast cancer - Phase 3 started in Q1-2008
  - ***Afutuzumab (GA101)***: CLL, NHL - Phase 3 started in Q4-2009
  - ***Ocrelizumab***: Relapsing remitting multiple sclerosis Phase 2b data expected 10/2010; Phase 3 go/no-go decision 12/2010
  - ***Lebrikizumab***: Phase 2 asthma, identified by Roche as possible Phase 3 in 2010 with possible filing in 2013

PDL BioPharma™

Genentech / Roche – US & EU Filings

2009
- Avastin + Docetaxel mBC 1L (US)
- Avastin +STD Chemo mBC 1L
- Herceptin Gastric Cancer HER+ (EU)
- Lucentis Retinal Vein Occlusion (US)

2010
- Avastin mBC 2L
- Avastin CC Adjuvant
- Avastin Ovarian Cancer 1L
- Herceptin Gastric Cancer HER+ (US)
- T-DM1 mBC HER2+ 3L (US)

2011
- Avastin Recurrent Ovarian Cancer Platinum Sensitive
- Avastin + Herceptin mBC HER+ 1L
- Lucentis Diabetic Macular Edema (US)
- Pertuzumab[1] mBC HER2+

2012
- Avastin BC Adjuvant HER2-
- Herceptin Subcutaneous Formulation (EU)
- T-DM1 mBC HER2+ 2L
- Actemra Subcutaneous
- Afutuzumab (GA101) CLL

Legend: Avastin; Herceptin; Lucentis; T-DM1; Actemra; Pertuzumab[1]; GA-101[1]

1. Not a licensed product

PDL BioPharma

Royalty Products – Approved

Royalty Products - Herceptin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Ela			
Roc			
Pfiz			

✓ On April 22, Genentech filed sBLA with FDA for first line treatment of HER2+ stomach or gastro-esophageal junction cancers.

- Expected PDUFA date is Friday, October 22, 2010.
- On January 28, Roche announced EU approval for the use of Herceptin first line treatment of HER-2+ stomach or gastro-esophageal junction cancers.

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Ro			
Pf			

✓ On June 22, Genentech announced that FDA approved Lucentis for the treatment of macular edema following retinal vein occlusion (RVO).

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

- ✓ On April 27, NIH's National Eye Institute published data from a Phase 3 trial of laser therapy with or without Lucentis or a corticosteroid in patients with diabetic macular edema (DME) that showed eyes treated with Lucentis plus laser therapy had a significant improvement in the one-year best corrected visual acuity (BCVA) score from baseline vs. laser therapy alone ($p<0.001$).
- ✓ Given these results, many clinicians are expecting off-label use in this setting prior to approval.

Royalty Products - Lucentis

- ✓ On May 24, Novartis and Genentech reported that Phase 3 trial investigating Lucentis with and without laser therapy as a treatment for diabetic macular edema met the primary endpoint of significantly improved best-corrected visual acuity (BCVA) score from baseline to 12 months vs. laser therapy alone ($p<0.0001$ for both).
- ✓ Specifically, Lucentis with and without laser therapy led to mean gains from baseline in BCVA score of 5.9 and 6.1 letters, respectively, vs. 0.8 letters for laser therapy alone.
- ✓ Additionally, 43% and 37% of patients treated with Lucentis with and without laser therapy, respectively, had improved vision by at least 10 letters on the study eye chart vs. 16% for laser therapy alone.

Li			
Ro			
			HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

Royalty Products - Xolair

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

✓ Genentech and its ex-US partner, Novartis, reported that a Phase 3b study of Xolair for subcutaneous use compared with placebo as add-on therapy in patients ages 12 to 75 years with inadequately controlled moderate-to-severe persistent allergic asthma met the primary efficacy endpoint by achieving a significant reduction in the rate of asthma exacerbations at 48 weeks compared to patients receiving placebo (0.66 vs. 0.88, p = 0.006).

✓ Modest expansion of the currently approved uses.

Royalty Products - Tysabri

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell
		Phase 3	DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

- ✓ On April 8, Biogen Idec initiated Phase 2 study to measure the correlation of JCV antibody positivity and development of PML.
  - Data is expected in 2H-2010.
- ✓ As of June 7, Biogen Idec disclosed six more cases of a PML brain infection in MS patients on *Tysabri*, bringing the total number of cases to 55. The company reported no additional deaths in patients with PML with the total remaining at 11.

Royalty Products - Actemra

- ✓ On April 23, Roche announced that RoACTEMRA has received a recommendation for approval from the European Medicines Agency to extend its indication to reduce the rate of progression of joint damage and improve physical function in patients with rheumatoid arthritis (RA), when given in combination with methotrexate.
- ✓ On March 16, Genentech announced that sBLA had been submitted to FDA to include claims for the prevention of structural joint damage (as assessed by radiograph) and improvement in physical function in adults with moderately to severely active RA.
- ✓ On June 18, Roche reported Phase 3 data in patient with systemic juvenile idiopathic arthritis (sJIA) that showed, following three months of treatment, 85 percent of patients achieved 30 percent improvement in symptoms of sJIA and absence of fever, compared to 24 percent of patients receiving placebo, and that 70 percent achieved ACR70 and 37 percent achieved ACR90.

Licensee	Product	Status	Indications
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	**Actemra**	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

Royalty Products - Mylotarg

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Breast Cancer
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	**Mylotarg**	Approved	Acute Myeloid Leukemia

- ✓ On June 21, Pfizer announced the voluntary withdrawal from the U.S. market of Mylotarg for treatment of patients with acute myeloid leukemia.
- ✓ Pfizer took the action at the request of FDA after results from a mandated post-approval trial intended to confirm its clinical benefit raised new concerns about the product's safety and the drug failed to demonstrate clinical benefit to patients enrolled in trials.
- ✓ Pfizer is expected to have similar conversations with ex-US regulatory authorities in the coming months.
- ✓ Royalties on sales of Mylotarg are not material to PDL generating less than $2 million in 2009.

PDL BioPharma

Future Royalty Products – Development Stage

PDL BioPharma

Future Royalty Products – T-DM1

Licensee	Product	Status	Indications
Roche (Genentech)	**Trastuzumab-DM1**	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai			

- ✓ After meeting with FDA, Roche has confirmed that it expects to file a BLA for third line treatment of metastatic HER2+ breast cancer in 2010.
- ✓ There is likely to be significant off-label use in second line when the drug is available.

Licensed | Unlicensed

Future Royalty Products - Ocrelizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ Roche and Biogen Idec announce their decision to discontinue the ocrelizumab clinical development program in patients with rheumatoid arthritis due to safety concerns because of higher rates of infection in treated patients.
- ✓ The companies are continuing Phase 2 studies in patients with relapsing remitting multiple sclerosis.

Licensed / Unlicensed

Future Royalty Products - Pertuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei			

- ✓ In an open-label, international Phase1b/2 trial in 23 evaluable patients who have progressed on Herceptin-based treatment, DM1 plus pertuzumab produced 2 partial responses and 7 unconfirmed partial responses.
- ✓ Pertuzumab prevents dimerization of the HER1, HER2, HER3 and HER4.
- ✓ Phase 3 studying pertuzumab + Herceptin in metastatic HER2+ breast cancer initiated in late 2008.

Licensed | Unlicensed

Future Royalty Products- Bapineuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	**Bapineuzumab**	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eis			

- ✓ On February 26, results from Phase 2 study of 28 patients with Alzheimer's disease were reported in *Lancet Neurology* which showed 9% reduction in amyloid-beta deposits on the brain from a baseline in treated patients compared to a plaque increase of 15% in placebo patients.
- ✓ J&J anticipates the two North American pivotal studies of bapineuzumab will be completed with the last patient out in mid-2012.

Licensed **Unlicensed**

Future Royalty Products - Solanezumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	**Solanezumab**	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei[illegible]	[illegible]	[illegible]	[illegible]

- ✓ Enrollment in one of the Phase 3 studies of solaneuzumab has exceeded 50% while the second study is closing in on 50% enrollment.
- ✓ Data expected in mid-2012.

Licensed / Unlicensed

Future Royalty Products - Datoluzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	**Datoluzumab**	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ Datoluzumab is an anti-IGFr being studied for the treatment of metastatic colorectal cancer (Phase 2), luminal B breast cancer (Phase 2), non-small cell lung cancer (Phase 2), solid tumors (Phase 1) and multiple myeloma (Phase 1).
- ✓ Merck recently told investors that it intends to make a go/no go decision as to Phase 3 for colorectal cancer in 2010.

Licensed   Unlicensed

Future Royalty Products - Lintuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	**Lintuzumab**	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

✓ Seattle Genetics expects to report data from these trials in 2Q-3Q10.

Licensed Unlicensed

Future Royalty Products - Daclizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

✓ On May 24, Abbott and Biogen Idec announced enrollment of the first patient in their 1,500 patient Phase 3 trial investigating daclizumab for the treatment of relapsing remitting multiple sclerosis.

Licensed Unlicensed

Future Royalty Products - Farletuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
Ela			
Lilly			
Me			
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	**Farletuzumab**	Phase 3	Ovarian Cancer

✓Final data from a Phase 2 study of Farletuzumab was presented on June 6 at ASCO meeting, in a presentation titled, "Efficacy and safety of farletuzumab, a humanized monoclonal antibody to folate receptor alpha, in platinum-sensitive relapsed ovarian cancer subjects: Final data from a multicenter Phase 2 study."

✓Eisai is conducting worldwide Phase 3 trial in 900 patients who have relapsed after initial treatment for ovarian cancer – second line therapy.

Licensed Unlicensed

Legal Matters and Debt

Legal Matters

- **Genentech**
  - In 2003, settlement agreement resolved all disputes regarding infringement of the Genentech products and the validity and enforceability of our patents
  - Multiple product licenses with tiered royalty structure
- **Alexion**
  - Settlement in December 2008 stipulated infringement, validity and enforceability of PDL patents and no future contest of PDL patents
  - License for Soliris in exchange for $25 million and option for 4 new licenses at 4% royalty
- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL is suing MEDI for:
    - Breach of contract for recovery of underpayments
    - Patent infringement because PDL has cancelled MEDI's license agreement due to its failure to pay all royalties due and blockage of PDL's contractual royalty rights
  - Trial in January 2011
- **UCB/Celltech**
  - US Patent Office has declared two interference proceedings between certain claims of Queen et al. patents and pending claims of Adair et al. patent
  - UCB/Celltech is the assignee of the Adair et al. patent

PDL BioPharma™

Convertible Notes and Securitization Note

- **$116 million 2.75% convertible subordinated notes due August 2023**
  - Repurchased $50 million in 2009 and $84 million in Q2-2010
  - Conversion rate is 177.1594 shares / $1,000 face amount ($5.64/share)
  - Holders have put rights in August 2010, August 2013, and August 2018
    - August 2010 put is for cash
    - Subsequent puts are for cash or stock at PDL's discretion
  - Price as of June 24th was ~ 107 vs. stock price of $5.72
- **$228 million 2.00% convertible senior notes due February 2012**
  - Repurchased $22 million in 2009
  - Conversion rate is 128.318 shares / $1,000 face amount ($7.79/share)
  - Price as of June 24th was ~ 95 vs. stock price of $5.72
- **$300 million 10.25% note with expected maturity of December 2012**
  - Securitized by 60% of 5-year NPV of Genentech royalties
  - Anticipated final maturity is December 2012; legal maturity is March 2015
  - After final maturity, securitized Genentech royalties return to PDL
  - Distributed $200 million as special dividend of $1.67/share in December 2009
  - Retained $100 million for strategic purposes

PDL BioPharma™

Optimizing Stockholder Return

PDL BioPharma

Optimizing Stockholder Return

- **Continuous evaluating alternatives:**
  - Dividends
  - Purchase of commercial stage, royalty generating assets
  - Convertible note buyback
    - *In Q2-2010, bought back $84 million of the 2023 Notes*
  - Share repurchase
  - Company sale
  - Do not expect to securitize any more assets in 2010

PDL BioPharma

High Dividend Yield with Upside Optionality

- **Inventory on hand at Queen et al. patent expiry 12/2014**
- **Change in manufacturing US / ex-US mix for Roche/Genentech resulting in higher average royalty rates**
- **New Phase 2/3 indications with existing commercial products**
- **Phase 2/3 pipeline products**
  - Solanezumab (Alzheimer's disease)
  - Bapineuzumab (Alzheimer's disease)
  - Teplizumab (newly diagnosed Type 1 Diabetes)
- **New product licenses**
  - Genentech exercised 4 options in December 2008
  - New licensees
- **Purchase new, high-yielding royalty assets**

PDL BioPharma

Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 3 million shares / day**
- **Return to stockholders**
  - Declared three special cash dividends totaling $2.67/share in 2009
  - Paid special cash dividend of $0.50/share on April 1st
  - Will pay special cash dividend of $0.50/share on October 1st

PDL BioPharma